Exhibit 10.39

AMENDED AND RESTATED SECURED REVOLVING LOAN NOTE

$8,500,000.00	As of September 28, 2015
New York, New York

As and when provided by the terms of that certain Revolving Loan and Security Agreement effective July 6, 2010, as same has been amended from time to time and as same has been further amended as of the date hereof and as same may be subsequently amended, signed by the undersigned as "Borrower" (collectively, "Loan Agreement"), For Value Received, the undersigned (collectively, the "Borrower"), jointly and severally, promises to pay to the order of STERLING NATIONAL BANK (the "Lender"), in care of Sterling National Bank, as Agent pursuant to the Loan Agreement (the "Agent"), at 489 Fifth Avenue, New York, NY 10017, the principal sum of Eight Million Five Hundred Thousand and 00/100 Dollars ($8,500,000.00), or such lesser principal amount actually advanced pursuant to the Loan Agreement.

This Note bears interest during each calendar month from the date hereof until paid as set forth in the Loan Agreement. Interest is to be paid at time intervals as set forth in the Loan Agreement. In no event is the interest rate to be higher than the maximum lawful rate. Interest is calculated on a daily basis upon the unpaid balance with each day representing 1/360th of a year.

All payments on this Note are to be made in immediately available lawful money of the United States by the Agent's direct charge to the Borrower's and the Guarantor's deposit accounts with the Agent. In addition to the provision above for direct charge of payments due, the Agent is hereby authorized, at its sole and absolute discretion, to debit any other of the Borrower's or the Guarantor's accounts for payments due as set forth in the Loan Agreement. This authorization does not affect the Borrower's obligations to pay when due all amounts payable under this Note, whether or not there are sufficient funds therefor in such accounts. The foregoing authorization is in addition to, and not in limitation of, any rights of setoff.

In the event and during the continuance of a Default (as defined in the Loan Agreement), the Agent in its discretion may impose the accrual of default interest on all amounts payable hereunder at a rate equal to five percent (5%) per annum (the "Default Rate") in addition to the interest rate otherwise payable hereunder. The Borrower acknowledges that: (i) such additional Default Rate is a material inducement to the Lender to make the loan; (ii) the Lender would not have made the loan in the absence of the agreement of the Borrower to pay such additional Default Rate; (iii) such additional Default Rate represents compensation for increased risk to the Lender that the loan will not be repaid; and (iv) such additional Default Rate is not a penalty and represents a reasonable estimate of (a) the cost to the Lender in allocating its resources (both personnel and financial) to the ongoing review, monitoring, administration and collection of the loan and (b) compensation to the Lender for losses that are difficult to ascertain.

In the event any payment is received by the Agent more than ten (10) days after the date due, the Agent may assess, in its discretion, and the undersigned is to pay, to the extent permitted by law, to the Lender a late charge of five percent (5%) of the overdue payment. Any such late charge so assessed by the Agent is immediately due and payable. Any payment received after 3:00 P.M. on a banking day (other than as advanced or debited later than such time by the Agent or any Lender) is deemed received on the next succeeding banking day.

This Note is secured by the Collateral as defined in the Loan Agreement. Capitalized terms used and not otherwise defined in this Nate have the meaning set forth in the Loan Agreement. The terms and provisions of the Loan Agreement are incorporated herein by reference. In the event of conflict, ambiguity or inconsistency between the terms of the Loan Agreement and the terms hereof, the terms of the Loan Agreement prevail.

Except as otherwise specified in the Loan Agreement, each payment made in respect of this Nate is to be applied first to the payment of any expenses or charges payable hereunder and accrued interest, and the balance applied to principal amounts due under this Note.

The undersigned hereby waives demand, notice of non-payment, protest, and all other notices or demands whatsoever, and hereby consents that without notice to and without releasing the liability of any party, the obligations evidenced by this Note or the Loan Agreement may from time to time, in whole or part, be renewed, extended, modified, accelerated, compromised, settled or released by the Lender.

The Lender's books and records are prima facie evidence of the amount of the obligations and are binding upon the Borrower absent manifest error.

The Lender is hereby authorized to fill in any blank spaces in this Note and to date this Note as of the applicable date and to correct patent errors herein.

Pursuant to Section 5-1401 of the New York General Obligations Law, the substantive laws of the State of New York, without regard to the choice of law principles that might otherwise apply to defer to the substantive laws of another jurisdiction, shall govern the validity, construction, enforcement and interpretation of this Note.

BORROWER, AGENT AND LENDERS EACH HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY IN ANY LITIGATION RELATING TO THIS NOTE OR OTHER LOAN DOCUMENTS AS AN INDUCEMENT TO THE ACCEPTANCE BY THE LENDER OF THIS NOTE.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

This Note is being executed and delivered as a restatement of the outstanding indebtedness evidenced by that certain Amended and Restated Secured Revolving Loan Note dated July 1, 2014, as same may have previously been amended or restated (hereinafter referred to as the "Existing Note") and secured by the Loan Agreement. The indebtedness evidenced by this Note constitutes a total restatement of the indebtedness evidenced by the Existing Note in the current aggregate amount outstanding and/or available to be advanced thereunder of $8,500,000.00. This Note shall not constitute a cancellation or novation with respect to the indebtedness evidenced by the Existing Note. Such indebtedness (as heretofore evidenced by the Existing Note and as hereafter evidenced by this Note) shall continue to be secured by, inter alia, the Loan Agreement without interruption in the lien or priority thereof. Subject to the foregoing provisions this Note amends, restates and supersedes the Existing Note.

Witness:	SPAR GROUP, INC.

/s/ Marc J. Pedalino	By:	/s/ James R. Segreto
Marc J. Pedalino	Name:	James R. Segreto
	Title:	Chief Financial Officer,
Treasurer and Secretary

Witness:	SPAR NATIONAL ASSEMBLY SERVICES, INC.

/s/ Marc J. Pedalino	By:	/s/ James R. Segreto
Marc J. Pedalino	Name:	James R. Segreto
	Title:	Chief Financial Officer,
Treasurer and Secretary

Witness:	SPAR GROUP INTERNATIONAL, INC.

/s/ Marc J. Pedalino	By:	/s/ James R. Segreto
Marc J. Pedalino	Name:	James R. Segreto
	Title:	Chief Financial Officer,
Treasurer and Secretary

Witness:	SPAR ACQUISITION, INC.

/s/ Marc J. Pedalino	By:	/s/ James R. Segreto
Marc J. Pedalino	Name:	James R. Segreto
	Title:	Chief Financial Officer,
Treasurer and Secretary

-Signatures Continued on Following Page-

Witness:	SPAR TRADEMARKS, INC.

/s/ Marc J. Pedalino	By:	/s/ James R. Segreto
Marc J. Pedalino	Name:	James R. Segreto
	Title:	Chief Financial Officer,
Treasurer and Secretary

Witness:	SPAR MARKETING FORCE, INC.

/s/ Marc J. Pedalino	By:	/s/ James R. Segreto
Marc J. Pedalino	Name:	James R. Segreto
	Title:	Chief Financial Officer,
Treasurer and Secretary

Witness:	SPAR CANADA, INC.

/s/ Marc J. Pedalino	By:	/s/ James R. Segreto
Marc J. Pedalino	Name:	James R. Segreto
	Title:	Chief Financial Officer,
Treasurer and Secretary

Witness:	SPAR CANADA COMPANY

/s/ Marc J. Pedalino	By:	/s/ James R. Segreto
Marc J. Pedalino	Name:	James R. Segreto
	Title:	Chief Financial Officer,
Treasurer and Secretary

STATE OF                                            )

) ss.:

COUNTY OF                                         )

On the ___ day of _________ in the year 2015, before me, the undersigned, personally appeared James R. Segreto, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public